AMENDMENT TO AGREEMENT

                                                                   July 13, 1998


Merrill Lynch Money Markets Inc.
Merrill Lynch World Headquarters
World Financial Center - North Tower
250 Vesey Street - 10th Floor
New York, New York 10281-1310

Ladies and Gentlemen:

     This is to amend that certain 3(a)(3) Dealer Agreement between Sotheby's, Inc. (the "Company") and Merrill Lynch Money Markets Inc. (the "Dealer") dated February 15, 1989 (the "Agreement")

         Unless otherwise defined herein, all terms used in this Amendment to Agreement will have the same meaning as ascribed thereto in the Agreement.

1.    Amendment.  The Agreement is hereby amended as follows:


                  (a) Paragraph 2 of the Agreement is hereby amended by deleting the first sentence thereof.

                  (b) Paragraph  3 of the  Agreement  is hereby  deleted  in its entirety and the following is inserted in lieu thereof:

                           "3. On the date of purchase of any notes, MLMMI shall confer with the Company as to the principal amounts, maturities and denominations thereof, the interest rate thereon, if any, or the discount, if any, from the principal amount at which the notes are to be purchased from the Company. The authentication, delivery and payment of the notes shall be effected in accordance with the Issuing and Paying Agency Agreement and the notes shall be either individual bearer physical certificates or represented by book-entry notes registered in the name of DTC or its nominee in the form or forms annexed to the Issuing and Paying Agency Agreement."

                  (c) Paragraph 4 is hereby deleted in its entirety.

2. Conditions to Effectiveness. This Amendment to Agreement shall become effective as of the date first above written when the Dealer shall have received an incumbency certificate of an authorized officer of the Company as to the name and true signatures of the officers authorized to sign this Amendment to Agreement.

3. Governing Law. THIS AMENDMENT TO AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         If the foregoing is in accordance with your understanding of the Amendment to Agreement, please sign and return to us a counterpart hereof, whereupon, this Amendment to Agreement along with all counterparts will become a binding agreement between us in accordance with its terms.

                                                  Very truly yours,

                                                  SOTHEBY'S, INC.

                                                  By: /s/ John S. Brittain, Jr.
                                                  Name: John S. Brittain, Jr.
                                                  Title: SVP & Treasurer

Accepted and agreed to as of the date first above written.

MERRILL LYNCH MONEY MARKETS INC.


By: /s/ Richard N. Doyle
      Authorized Signatory